EXHIBIT 32.2
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
In connection with the accompanying Quarterly Report of QUALCOMM Incorporated (the “Company”) on Form 10-Q for the fiscal quarter ended December 28, 2025 (the “Report”), I, Akash Palkhiwala, Executive Vice President, Chief Financial Officer and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 4, 2026

/s/ Akash Palkhiwala
Akash Palkhiwala
Executive Vice President, Chief Financial Officer and Chief Operating Officer